As filed with the Securities and Exchange Commission on October 3, 2014

Registration No. 333-195669

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 3

to

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Mid-Con Energy Partners, LP

Mid-Con Energy Finance Corporation

(Exact name of registrant as specified in its charter)

Delaware Delaware	45-2842469 80-0894797
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

2501 North Harwood Street, Suite 2410 Dallas, Texas 75201

(972) 479-5980

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Nathan P. Pekar

Mid-Con Energy GP, LLC

2501 North Harwood Street, Suite 2410

Dallas, Texas 75201

(972) 479-5980

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

William J. Cooper

Jon W. Daly

Andrews Kurth LLP

600 Travis, Suite 4200

Houston, Texas 77002

(713) 220-4200

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.  ☐

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act:

Large accelerated filer	☐	Accelerated filer	☒
Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

ADDITIONAL REGISTRANT GUARANTOR

Exact name of additional registrant as specified in its charter*	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.
Mid-Con Energy Properties, LLC	Delaware	45-2842566

*    The address for the additional registrant guarantor’s principal executive office is 2501 North Harwood Street, Suite 2410, Dallas, Texas 75201, and the telephone number is (972) 479-5980.

EXPLANATORY NOTE

Mid-Con Energy Partners, LP is filing this pre-effective Amendment No. 3 on Form S-3/A to the Registration Statement on Form S-3 (Registration No. 333-195669), originally filed on May 2, 2014 (the “Registration Statement”), which supplements Amendment No. 1 on Form S-3/A filed on June 25, 2014 and Amendment No. 2 on Form S-3/A filed on September 30, 2014 (the “Second Amendment”), as an exhibit-only filing to file the Opinion of Andrews Kurth LLP filed herewith as Exhibit 5.1 (the “Opinion”), in order to update the Opinion originally filed with the Registration Statement. Accordingly, this Amendment No. 3 consists only of the facing page, this explanatory note, Item 16 of Part II of the Registration Statement, the signature page to the Registration Statement, the exhibit index and the Opinion filed herewith as Exhibit 5.1. The prospectus and the balance of Part II of the Registration Statement are unchanged and have been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits

Exhibit

1.1***	Form of Underwriting Agreement.

3.1

Certificate of Limited Partnership of Mid-Con Energy Partners, LP (incorporated by reference to Exhibit 3.1 to Mid-Con Energy Partners, LP’s Registration Statement on Form S-1 filed on August 12, 2011 (File No. 333-176265)).

3.2

First Amended and Restated Agreement of Limited Partnership of Mid-Con Energy Partners, LP, dated as of December 20, 2011 (incorporated by reference to Exhibit 3.1 to Mid-Con Energy Partners, LP’s current report on Form 8-K filed on December 23, 2011).

3.3

Certificate of Formation of Mid-Con Energy GP, LLC (incorporated by reference to Exhibit 3.4 to Mid-Con Energy Partners, LP’s Registration Statement on Form S-1 filed on August 12, 2011 (File No. 333-176265)).

3.4

Amended and Restated Limited Liability Company Agreement of Mid-Con Energy GP, LLC, dated as of December 20, 2011 (incorporated by reference to Exhibit 3.2 to Mid-Con Energy Partners, LP’s current report on Form 8-K filed on December 23, 2011).

3.5

Certificate of Incorporation of Mid-Con Energy Finance Corporation dated February 11, 2013 (incorporated by reference to Exhibit 3.5 to the Partnership’s Registration Statement on Form S-3 (SEC File No. 333-187012), filed on March 1, 2013).

3.6

Bylaws of Mid-Con Energy Finance Corporation dated February 11, 2013 (incorporated by reference to Exhibit 3.6 to the Partnership’s Registration Statement on Form S-3 (SEC File No. 333-187012), filed on March 1, 2013).

3.7

Certificate of Formation of Mid-Con Energy Properties, LLC dated as of July 27, 2011 (incorporated by reference to Exhibit 3.7 to the Partnership’s Registration Statement on Form S-3 (SEC File No. 333-187012), filed on March 1, 2013).

3.8

Limited Liability Company Agreement of Mid-Con Energy Properties, LLC dated as of July 27, 2011 (incorporated by reference to Exhibit 3.8 to the Partnership’s Registration Statement on Form S-3 (SEC File No. 333-187012), filed on March 1, 2013).

4.1

Form of Senior Indenture (including form of senior debt security and form of guaranty agreement) (incorporated by reference to Exhibit 4.1 to the Partnership’s Registration Statement on Form S-3 (SEC File No. 333-187012), filed on March 1, 2013).

4.2

Form of Subordinated Indenture (including form of subordinated debt security and form of guaranty agreement) (incorporated by reference to Exhibit 4.2 to the Partnership’s Registration Statement on Form S-3 (SEC File No. 333-187012), filed on March 1, 2013).

5.1**	Opinion of Andrews Kurth LLP as to the legality of the securities being registered

8.1*	Opinion of Andrews Kurth LLP relating to tax matters

12.1*	Computation of Ratio of Earnings to Fixed Charges

23.1*	Consent of Cawley, Gillespie & Associates, Inc.

23.2*	Consent of Grant Thornton LLP

23.3*	Consent of Grant Thornton LLP

23.4*	Consent of Grant Thornton LLP

23.5*	Consent of Andrews Kurth LLP (included in Exhibits 5.1 and 8.1)

Exhibit

24.1*	Powers of Attorney (included on the signature page)

25.1*	Statement of Eligibility and Qualification of the Trustee under the Senior Indenture under the Trust Indenture Act of 1939, as amended, on Form T-1.

25.2*	Statement of Eligibility and Qualification of the Trustee under the Subordinated Indenture under the Trust Indenture Act of 1939, as amended, on Form T-1.

*	Previously filed.
**	Filed herewith.
***	To be filed by amendment or incorporated by reference in connection with the offering of a particular class or series of securities.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas.

Date:       October 3, 2014

MID-CON ENERGY PARTNERS, LP

By: Mid-Con Energy GP, LLC, its general partner

By:	/s/ Nathan P. Pekar
Nathan P. Pekar
Vice President of Business Development & General Counsel

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates presented.

Signature	Title	Date

* Charles R. Olmstead	Executive Chairman of the Board of Directors	October 3, 2014

* Jeffrey R. Olmstead	Chief Executive Officer and Director (Principal Executive Officer)	October 3, 2014

/s/ Michael D. Peterson Michael D. Peterson	Chief Financial Officer (Principal Financial Officer)	October 3, 2014

* David A. Culbertson	Chief Accounting Officer (Principal Accounting Officer)	October 3, 2014

* Peter A. Leidel	Director	October 3, 2014

* Cameron O. Smith	Director	October 3, 2014

* Robert W. Berry	Director	October 3, 2014

* Peter Adamson III	Director	October 3, 2014

* Michael L. Wiggins	President, Chief Engineer and Director	October 3, 2014

Signature	Title	Date

* C. Fred Ball Jr.	Director	October 3, 2014

*By:	/s/ Nathan P. Pekar
Nathan P. Pekar, Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas.

Date:       October 3, 2014

MID-CON ENERGY FINANCE CORPORATION

By:	/s/ Nathan P. Pekar
Nathan P. Pekar
Vice President of Business Development & General Counsel

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates presented.

Signature	Title	Date

* Charles R. Olmstead	Executive Chairman of the Board of Directors	October 3, 2014

* Jeffrey R. Olmstead	President, Chief Executive Officer and Director (Principal Executive Officer)	October 3, 2014

/s/ Michael D. Peterson Michael D. Peterson	Chief Financial Officer and Director (Principal Financial Officer)	October 3, 2014

* David A. Culbertson	Chief Accounting Officer and Treasurer (Principal Accounting Officer)	October 3, 2014

*By:	/s/ Nathan P. Pekar
Nathan P. Pekar, Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas.

Date:       October 3, 2014

MID-CON ENERGY PROPERTIES, LLC

By:	/s/ Nathan P. Pekar
Nathan P. Pekar
Vice President of Business Development & General Counsel

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates presented.

Signature	Title*	Date

* Jeffrey R. Olmstead	Chief Executive Officer of the registrant (Principal Executive Officer), and Director of Mid-Con Energy GP, LLC, the general partner of Mid-Con Energy Partners, LP, the sole member of the registrant	October 3, 2014

/s/ Michael D. Peterson Michael D. Peterson	Chief Financial Officer of the registrant (Principal Financial Officer) of Mid-Con Energy GP, LLC, the general partner of Mid-Con Energy Partners, LP, the sole member of the registrant	October 3, 2014

* David A. Culbertson	Chief Accounting Officer of the registrant (Principal Accounting Officer)	October 3, 2014

* Charles R. Olmstead	Executive Chairman of the Board of Directors of Mid-Con Energy GP, LLC, the general partner of Mid-Con Energy Partners, LP, the sole member of the registrant	October 3, 2014

* Peter A. Leidel	Director of Mid-Con Energy GP, LLC, the general partner of Mid-Con Energy Partners, LP, the sole member of the registrant	October 3, 2014

* Cameron O. Smith	Director of Mid-Con Energy GP, LLC, the general partner of Mid-Con Energy Partners, LP, the sole member of the registrant	October 3, 2014

Signature	Title*	Date

* Robert W. Berry	Director of Mid-Con Energy GP, LLC, the general partner of Mid-Con Energy Partners, LP, the sole member of the registrant	October 3, 2014

* Peter Adamson III	Director of Mid-Con Energy GP, LLC, the general partner of Mid-Con Energy Partners, LP, the sole member of the registrant	October 3, 2014

* Michael L. Wiggins	Director of Mid-Con Energy GP, LLC, the general partner of Mid-Con Energy Partners, LP, the sole member of the registrant	October 3, 2014

* C. Fred Ball Jr.	Director of Mid-Con Energy GP, LLC, the general partner of Mid-Con Energy Partners, LP, the sole member of the registrant	October 3, 2014

*By:	/s/ Nathan P. Pekar
Nathan P. Pekar, Attorney-in-fact

*The registrant is a member-managed limited liability company. Therefore, the registrant does not have a board of directors. The sole member of the registrant has appointed certain individuals to serve as officers of the registrant.

INDEX TO EXHIBITS

Exhibit

1.1***	Form of Underwriting Agreement

3.1

Certificate of Limited Partnership of Mid-Con Energy Partners, LP (incorporated by reference to Exhibit 3.1 to Mid-Con Energy Partners, LP’s Registration Statement on Form S-1 filed on August 12, 2011 (File No. 333-176265)).

3.2

First Amended and Restated Agreement of Limited Partnership of Mid-Con Energy Partners, LP, dated as of December 20, 2011 (incorporated by reference to Exhibit 3.1 to Mid-Con Energy Partners, LP’s current report on Form 8-K filed on December 23, 2011).

3.3

Certificate of Formation of Mid-Con Energy GP, LLC (incorporated by reference to Exhibit 3.4 to Mid-Con Energy Partners, LP’s Registration Statement on Form S-1 filed on August 12, 2011 (File No. 333-176265)).

3.4

Amended and Restated Limited Liability Company Agreement of Mid-Con Energy GP, LLC, dated as of December 20, 2011 (incorporated by reference to Exhibit 3.2 to Mid-Con Energy Partners, LP’s current report on Form 8-K filed on December 23, 2011).

3.5

Certificate of Incorporation of Mid-Con Energy Finance Corporation dated February 11, 2013 (incorporated by reference to Exhibit 3.5 to the Partnership’s Registration Statement on Form S-3 (SEC File No. 333-187012), filed on March 1, 2013).

3.6

Bylaws of Mid-Con Energy Finance Corporation dated February 11, 2013 (incorporated by reference to Exhibit 3.6 to the Partnership’s Registration Statement on Form S-3 (SEC File No. 333-187012), filed on March 1, 2013).

3.7

Certificate of Formation of Mid-Con Energy Properties, LLC dated as of July 27, 2011 (incorporated by reference to Exhibit 3.7 to the Partnership’s Registration Statement on Form S-3 (SEC File No. 333-187012), filed on March 1, 2013).

3.8

Limited Liability Company Agreement of Mid-Con Energy Properties, LLC dated as of July 27, 2011 (incorporated by reference to Exhibit 3.8 to the Partnership’s Registration Statement on Form S-3 (SEC File No. 333-187012), filed on March 1, 2013).

4.1

Form of Senior Indenture (including form of senior debt security and form of guaranty agreement) (incorporated by reference to Exhibit 4.1 to the Partnership’s Registration Statement on Form S-3 (SEC File No. 333-187012), filed on March 1, 2013).

4.2

Form of Subordinated Indenture (including form of subordinated debt security and form of guaranty agreement) (incorporated by reference to Exhibit 4.2 to the Partnership’s Registration Statement on Form S-3 (SEC File No. 333-187012), filed on March 1, 2013).

5.1**	Opinion of Andrews Kurth LLP as to the legality of the securities being registered

8.1*	Opinion of Andrews Kurth LLP relating to tax matters

12.1*	Computation of Ratio of Earnings to Fixed Charges

23.1*	Consent of Cawley, Gillespie & Associates, Inc.

23.2*	Consent of Grant Thornton LLP

23.3*	Consent of Grant Thornton LLP

23.4*	Consent of Grant Thornton LLP

23.5*	Consent of Andrews Kurth LLP (included in Exhibits 5.1 and 8.1)

24.1*	Powers of Attorney (included on the signature page)

25.1*	Statement of Eligibility and Qualification of the Trustee under the Senior Indenture under the Trust Indenture Act of 1939, as amended, on Form T-1.

25.2*	Statement of Eligibility and Qualification of the Trustee under the Subordinated Indenture under the Trust Indenture Act of 1939, as amended, on Form T-1.

*	Previously filed.
**	Filed herewith.
***	To be filed by amendment or as an exhibit to a Current Report on Form 8-K.